Santander Holdings USA, Inc. Fixed Income Investors Update 3rd Quarter 2012

2 Disclaimer Banco Santander, S.A. (“Santander”), Santander Holdings USA, Inc. (“SHUSA”), and Sovereign Bank, N.A. (“Sovereign”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2011 and other filings and reports with the Securities and Exchange Commission of the United States of America (the “SEC”), could adversely affect our business and financial performance. Other unknown and unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest or to provide management services. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor’s own objectives, experience, and resources. In making this presentation available, Santander, SHUSA, and Sovereign give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, or Sovereign, or in any other securities or investments whatsoever. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, and Sovereign, and are subject to change without notice. Santander, SHUSA, and Sovereign have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event that any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

3 3 Footprint 1. FDIC Market Share of branches; data as of June 2012 (published on annual basis) Source: FDIC Santander Holdings USA, Inc. (SHUSA) • Headquartered in Boston, MA • Wholly-owned by Banco Santander, S.A. • SEC registered • Sovereign Bank, N.A. (Sovereign) is its main subsidiary: • 721 branches/ 2,195 ATMs / 8,334 team members (FTEs) • 1.5MM retail households / 196,000 corp clients • $85.1B assets • $50.2B deposits • $13.1B equity • SHUSA has an equity investment in Santander Consumer USA, Inc. (SCUSA): • Formed in 1995 • Consumer finance and loan servicer • SCUSA was deconsolidated from SHUSA’s balance sheet effective December 31, 2011 and is now reflected as an equity investment Main Market Shares State Branches (#) Branch Market Share1 (%) Rank1 Massachusetts 229 7.0% 4 Pennsylvania 169 2.7% 9 New Jersey 152 3.1% 7 New York 76 0.8% 17 Rhode Island 32 4.4% 6

4 4 SHUSA: 3Q2012 Highlights Continued Improvement in Asset Quality One time reclassification in 3Q12 due to new OCC rule BK71 Sustained Core Profit Generation Eleventh consecutive quarter of profitability despite an extraordinary litigation charge Strong Capital Ratios Solid Tier 1 Common Equity base Stable Liquidity Position Comfortable debt profile and access to dividends and markets 1 BK7 impact increased NPLs $111.6MM 3Q12 Robust Loan Production Growth in C&I lending benefitting from charter change in 1Q12 IT and Network Transformation IT Core Platform conversion is leading to continued enhancements

5 5 SHUSA: Profitability1 NI decline 3Q versus 2Q due to the extraordinary $258MM provision taken in connection with the PIERS litigation 1 2012 figures reflect the deconsolidation of SCUSA effective December 31, 2011 2 For Non-GAAP-to-GAAP reconciliation of Pre-Tax Pre-Provision Income please see Appendix *Pro-forma figures excluding PIERS litigation accrual

Sovereign Bank: Profitability US $ Millions * For Non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income, see Appendix. • 4Q11 drop in PTPPI primarily due to loss taken on $1.1BN Private Label MBS portfolio sale Net Interest Income ($Mn) Pre-Tax Pre-Provision Income* ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) 225 332 264 236 119 251 260 213 0 100 200 300 400 500 600 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 451 471 452 449 451 471 463 456 0 100 200 300 400 500 600 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 61 146 139 106 59 148 153 142 0 100 200 300 400 500 600 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 437 101 100 72 44 118 127 123 0 100 200 300 400 500 600 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 6 Consistent profitability in 2012

7 7 Sovereign Bank: Pre-tax Profit excluding Gains/(Losses) on Sales Improved versus 2011 142 92 133 108 64 119 84 61 81 64 42 Annual quarterly average ($Mn) $122Mn $94Mn $62Mn 1Q10 3Q122Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

PIERS Litigation Update  In September 2012, the Court Magistrate issued a recommendation that the interest rate on the SHUSA Capital Trust IV security be reset at 13.61%1 SHUSA had previously reserved $71MM (pre-tax) in December 2011 to address the back interest accrued to that point1  In 3Q12 SHUSA took an additional reserve of $258MM (pre-tax) to address the back interest due to bondholders through September 30, 2012 and to reflect the full impact of the 13.61% rate1 SHUSA and the trustee have entered into a settlement agreement2: • The annual rate on all distributions after November 15, 2012 record date will be reset from 13.61% to 12.835% • SHUSA will launch a tender offer for the PIERS securities at a price of $78.95 • SHUSA will also make additional tender offers on each future quarterly distribution at a price equal to $78.95, minus the aggregate amount of any distribution • SHUSA may redeem untendered PIERS at any time on or after January 30, 2014 8 1See 8K filed 9/13/2012 2See 8K filed 11/26/2012

9 9 SHUSA: Balance Sheet Investments SCUSA equity investment C&I CRE Residential mortgage Other loans Other assets GW & Intangibles Home Equity Multi-Family $85.1BN Assets $72.0BN Liabilities $13.1BN Equity All balances as of 09/30/12 as reported in 10-Q Interest-bearing demand deposits LT Debt Equity Other Liab. FHLB ST Debt Noninterest- bearing demand deposits Money market Certificates of deposit Continued relative increase in C&I after the charter change

10 Asset Quality: Impact of OCC CH7 Bankruptcy Interpretation  New OCC interpretation of accounting guidance requires that loans discharged under Chapter 7 Bankruptcy and not reaffirmed by the borrower be reported as nonaccrual regardless of their delinquency status.  The guidance requires these loans to be considered collateral dependent Troubled Debt Restructures (TDRs). As such, they must be written down to fair value and maintained as non-accrual/non-performing for the remaining life of the loan.  For Q3 reporting purposes, Sovereign has estimated the impact of applying the guidance to its portfolio using fully validated bankruptcy data and estimated collateral values.  $111.6MM increase in NPLs  $119.2MM increase in TDRs  $30.3MM charge-off to ALLL

11 11 Sovereign Bank: Asset Quality NPL = Nonaccruing loans plus accruing loans past due 90+ days Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, and Loss Dollars in millions -35%* *Includes BK 7 Impact for 3Q12 $3,657 $4,801 $4,358 $4,057 $3,868 $3,750 $3,545 9.43% 8.55% 7.84% 7.40% 7.09% 6.90% 6.69% 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Classified Balances Sov BK 7 Impact Criticized Balances Classified Ratio Classified Ratio (w/o BK7) Criticized Balances

12 12 Non-Performing Loan RatioDelinquency1 Sovereign Bank: Asset Quality Reserve Coverage (ALLL/NPL1) Texas Ratio2 2.9% 2.6% 2.4% 2.1% 2.3% 3.6% 3.0% 2.8% 2.6% 2.5% 2.4% 2.0% 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Sovereign Large Banks Sov (w/o BK7) 77.0% 79.4% 86.3% 93.6% 82.3% 70.9% 92.7% 93.8% 94.2% 94.9% 98.3% 93.6% 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Sovereign Large Banks Sov (w/o BK7) 19.4% 12.4% 11.9%13.4%14.3% 16.0% 26.1% 28.8%29.8%29.6%29.7% 11.3% 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Sovereign Large Banks Sov (w/o BK7) 2 For Non-GAAP measure reconciliation Texas Ratio see Appendix 1 Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD loans, except loans partially or wholly guaranteed by the US Government; NPL = Nonaccruing loans plus accruing loans past due 90+ days *3Q12 Large Bank Average data not yet available; Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC 1.08% 0.92%0.97%0.93% 1.11%1.19% 1.55% 1.81% 2.06%2.05%1.99% 0.96% 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Sovereign Large Banks* Sov (w/o BK7)

Other ConsumerMortgage and Home Equity Commercial Real Estate1 Outstandings NPL* to Total Loans Net Charge-Offs** *NPL = Nonaccruing loans plus accruing loans past due 90+ days **NCO = Rolling 12 month average for that quarter and the prior 3 quarters; 3Q11 uptick in Mortgage NCO due to one-time charge off of accumulated SVAs related to charter change 1 Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities, Santander real estate capital and multi-family loan portfolios Sovereign Bank: Asset Quality US $ Billions Other Commercial 13 Sov NPL w/o BK7 Sov NCO w/o BK 7 $18.1 $18.0 $18.1 $18.1 $18.1 $18.0 3.5% 2.8% 2.8% 2.8% 2.8% 2.9% 0.57% 1.14% 1.21% 1.25% 1.28% 0.70% 3.5% 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 0.80% $15.5 $15.3 $15.4 $15.4 $15.2 $15.3 4.3% 3.6% 3.6% 3.0% 2.6% 2.1% 2.1% 1.8% 1.8% 1.9% 1.4% 1.1% 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 $13.6 $13.8 $14.5 $15.5 $16.5 $16.8 3.4% 2.7% 1.7% 1.5% 1.0% 1.0%1.4% 1.3% 1.6% 1.3% 1.4% 1.4% 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

14 14 Average Total Deposit Balances1 ($Mn) Sovereign Bank: Deposits 1Represents average quarterly balance Average Non Maturity Deposit Balances1 ($Mn) $37,348 $37,948 $38,171 $37,912 $37,107 0.43% 0.40% 0.35% 0.35% 0.35% 3Q11 4Q11 1Q12 2Q12 3Q12 Non Maturity Deposit Balances Yield $47,763 $47,799 $49,246 $49,747 $49,348 0.54% 0.51% 0.48% 0.47% 0.48% 3Q11 4Q11 1Q12 2Q12 3Q12 Total Deposits Yield Deposit balances have remained stable

15 15 Debt Maturity by Funding Type (October 31, 2012) 2012 … 2015 2016 … 2020 … 2034 2036 Perp SHUSA: Debt Profile Sr Debt (TLGP) $250 SubDebt To Parent PIERS (Conv Trust Pref) Trust Pref $76 Pref Stock Sr Debt Trust Pref $150 $800 $226 $750 $476 $200 US$ in millions $600 Sr Debt

16 16 SHUSA: Capital Ratios For Non-GAAP to GAAP reconciliation of capital ratios, please see Appendix Total Risk Based Tier 1 Common Risk Based Tier 1 Leverage Tier 1 Risk Based 8.6% 12.6% 12.5% 12.6% 12.4% 3Q11 4Q11 1Q12 2Q12 3Q12 8.0% 10.9% 11.1% 11.2% 11.0% 3Q11 4Q11 1Q12 2Q12 3Q12 9.5% 13.8% 13.5% 13.5% 13.3% 3Q11 4Q11 1Q12 2Q12 3Q12 12.3% 16.7% 16.0% 16.0% 15.8% 3Q11 4Q11 1Q12 2Q12 3Q12 Ratios declined 3Q12 due to PIERS litigation provision

17 17 Rating Agency: Recent Actions SOVEREIGN Text Moody’s S&P Fitch LT Senior Debt Baa1 BBB BBB ST Deposits P-2 A-2 F-2 Outlook Stable Negative Negative SHUSA Moody’s S&P Fitch Baa2 BBB BBB P-2 A-2 F-2 Negative Negative Negative  On October 16, 2012, S&P lowered Santander’s ratings by 2 notches (from A-/A-2 to BBB/A-2)  On October 16, 2012 S&P lowered SHUSA’s and Sovereign Bank’s ratings by 1 notch (from BBB+/A-2 to BBB/A-2). S&P did not change SHUSA’s or Sovereign’s Stand Alone Credit Profile (SACP) rating  On October 26, 2012, following its affirmation of its ratings on Spain, Moody’s affirmed its ratings on Santander  On October 26, 2012, Moody’s affirmed SHUSA’s and Sovereign Bank’s ratings. In addition, Sovereign’s Outlook was returned to stable

18 Strong Balance Sheet Right Regulatory Framework Conclusion Charter Change Committed to Franchise Development Continued Improvement in Asset Quality Strong and Sustained Core Profit Generation Strong Capital Ratios Stable Liquidity Position IT and Network Transformation Building a leading retail and commercial franchise SHUSA is well positioned to succeed in the second phase of its transformation

Appendix

20

SHUSA Trended Statement of Operations

(US $ Millions)	3Q11	4Q11	1Q12	2Q12	3Q12
Net interest income	**$ 955**	**$ 978**	**$ 431**	**$ 424**	**$ 418**
Fees & other income	196	258	317	252	250
Other non interest income	42	938	16	61	-
Net revenue	**1,193**	**2,174**	**764**	**737**	**668**
G & A expense	(455)	(483)	(356)	(378)	(355)
Other expenses	(59)	(384)	(38)	(33)	(290)
Provisions for credit losses	(369)	(370)	(103)	(108)	(71)
Income/(loss) before taxes	**311**	**937**	**267**	**217**	**(49)**
Income tax (expense)/benefit	(105)	(481)	(38)	(33)	78
Net income/(loss)	**$ 206**	**$ 456**	**$ 229**	**$ 184**	**$ 29**

	3Q11	4Q11	1Q12	2Q12	3Q12
Net interest margin	4.79%	4.88%	2.55%	2.47%	2.40%
Efficiency ratio[1]	43.1%	39.9%	51.6%	55.8%	96.6%
GAAP effective tax rate[2]	33.8%	51.3%	14.2%	15.3%	-158.3%

2012 figures reflect the deconsolidation of SCUSA, effective December 31, 2011.

Sovereign

[1] For Non-GAAP to GAAP reconciliation, please see page 23.
[2] 3Q12 effective tax rate includes the impact of recognizing the discrete tax benefit related to the reduction of pre-tax income due to the Trust PIERS accrual during the quarter.

Santander

21 21 Quarterly Averages SHUSA: Average Balance Sheet (US $ millions) Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Deposits and investments 19,716$ 2.16% 18,942$ 2.26% 15,965$ 2.62% Self Originated MBS portfolio 182 3.30% 383 3.27% 824 3.81% Loans (non-run off portfolio) 51,280 4.02% 50,821 4.11% 63,023 7.18% Loans (run off portfolio) 1,456 5.92% 1,696 5.83% 2,526 5.87% Allowance for loan losses (1,044) --- (1,076) --- (2,258) --- Other assets 12,050 --- 12,110 --- 11,373 --- TOTAL ASSETS 83,640$ 3.09% 82,876$ 3.17% 91,453$ 5.61% Interest-bearing demand deposits 8,782 0.14% 9,221 0.16% 9,073 0.21% Noninterest-bearing demand deposits 8,300 --- 7,758 --- 7,743 --- Savings 3,831 0.14% 3,812 0.18% 3,506 0.13% Money market 15,945 0.51% 16,767 0.49% 16,726 0.61% Certificates of deposit 12,241 1.10% 11,836 1.09% 10,414 1.27% Borrowed funds 19,390 3.24% 18,456 3.49% 29,704 3.46% Other liabilities 1,922 --- 2,017 --- 2,266 --- Equity 13,229 --- 13,009 --- 12,021 --- TOTAL LIABILITIES & SE 83,640$ 1.03% 82,876$ 1.06% 91,453$ 1.41% NET INTEREST MARGIN 2.40% 2.47% 4.79% 3Q12 2Q12 3Q11

22 22 SHUSA: Reconciliation of Non-GAAP measures 1 Total assets adjusted for intangible assets and other regulatory deductions $ Millions 3Q11 4Q11 1Q12 2Q12 3Q12 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported 311$ 937$ 267$ 217$ (49)$ Add back: Provision for credit losses 369 370 103 108 71 Pre-Tax Pre-Provision Income 680$ 1,307$ 370$ 325$ 22$ Tier 1 Common to Risk Weighted Assets Tier 1 Common 6,160$ 7,497$ 7,922$ 8,105$ 8,023$ Risk Weighted Assets 71,658 59,455 63,155 64,422 64,902 Ratio 8.6% 12.6% 12.5% 12.6% 12.4% Tier 1 Leverage Tier 1 Capital 6,897$ 8,234$ 8,510$ 8,690$ 8,608$ 86,221 75,691 76,955 77,929 78,569 Ratio 8.0% 10.9% 11.1% 11.2% 11.0% Average total assets for leverage capital purposes (1)

23 23 SHUSA: Reconciliation of Non-GAAP measures (cont.) $ Millions 3Q11 4Q11 1Q12 2Q12 3Q12 Tier 1 Risk Based Tier 1 Capital 6,825$ 8,176$ 8,510$ 8,690$ 8,608$ Risk Weighted Assets 71,658 59,455 63,155 64,422 64,902 Ratio 9.5% 13.8% 13.5% 13.5% 13.3% Total Risk Based Risk Based Capital 8,776$ 9,926$ 10,102$ 10,289$ 10,223$ Risk Weighted Assets 71,658 59,455 63,155 64,422 64,902 Ratio 12.3% 16.7% 16.0% 16.0% 15.8% Efficiency Ratio G&A Expenses 455$ 483$ 356$ 378$ 355$ Other Expenses 59 384 38 33 290 514 867 394 411 645 Net interest income 955 978 431 424 418 Fees & other income 196 258 317 252 250 Other non-interest expenses 42 938 16 61 - 1,193$ 2,174$ 764$ 737$ 668$ Ratio 43.1% 39.9% 51.6% 55.8% 96.6%

24 Sovereign Bank: Non-GAAP to GAAP Reconciliations $ Millions 3Q11 4Q11 1Q12 2Q12 3Q12 Sovereign Bank Texas Ratio Total Equity 12,554$ 12,494$ 12,646$ 12,721$ 12,868$ Less: Goodwill and CDI, net of Deferrred Tax Liability (3,233) (3,220) (3,501) (3,522) (3,547) Tangible Common Equity 9,321$ 9,274$ 9,145$ 9,199$ 9,321$ Nonperforming Assets 1,673$ 1,478$ 1,371$ 1,216$ 1,274$ . . . . . Allowance for loan losses 1,152$ 1,083$ 1,082$ 1,056$ 980$ 90+ DPD accruing 4$ 5$ 4$ 3$ 2$ Texas Ratio 16.01% 14.32% 13.44% 11.89% 12.39% Efficiency Ratio G&A Expenses 329$ 353$ 349$ 371$ 347$ Other Expenses 51 38 46 38 39 380 391 395 409 386 Net interest income 449 451 471 463 456 Fees & other income 125 108 160 145 143 Other non-interest expenses 42 (49) 15 61 - 616$ 510$ 646$ 669$ 599$ Ratio 61.7% 76.7% 61.1% 61.1% 64.4%